UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03479
                                   ---------

                     FRANKLIN NEW YORK TAX-FREE INCOME FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
            (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 05/31
                         -----

Date of reporting period: 11/30/04
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                           NOVEMBER 30, 2004
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    SEMIANNUAL REPORT AND SHAREHOLDER LETTER                 TAX-FREE INCOME
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                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?

                 FRANKLIN NEW YORK                     Eligible shareholders can
                TAX-FREE INCOME FUND                   sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
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                                     [LOGO]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                           FRANKLIN TEMPLETON INVESTMENTS

                           GAIN FROM OUR PERSPECTIVE

                           Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE      Each of our portfolio management groups operates
                           autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                           FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                           TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                           MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION       Because our management groups work independently and
                           adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST  At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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Not part of the semiannual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Your
Tax-Free Income Fund ......................................................    4

SEMIANNUAL REPORT

Franklin New York Tax-Free
Income Fund ...............................................................    7

Performance Summary .......................................................   12

Your Fund's Expenses ......................................................   15

Financial Highlights and
Statement of Investments ..................................................   17

Financial Statements ......................................................   34

Notes to Financial Statements .............................................   38

Shareholder Information ...................................................   46

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SHAREHOLDER LETTER

Dear Shareholder:

During the six-month period ended November 30, 2004, the U.S. economy continued to grow, although somewhat slower than at the beginning of 2004. Growth was supported by low interest rates, benign inflation, improving economic data and positive corporate earnings reports. Counterbalancing these positive factors were record-high oil prices and concerns about U.S. budget deficits and their potential long-term effects on interest rates and economic growth.

U.S. bond markets surprisingly posted steady returns when many analysts expected rates to rise and hurt bonds' performance. At the beginning of the period, the 10-year Treasury yield was 4.66%. During the six-month period, it hit a high of 4.89% as many forecast higher long-term rates because of inflation fears and the Federal Reserve Board's (Fed's) "measured pace" of raising short-term rates. The Fed did raise the federal funds target rate a quarter percentage point (0.25%) in June, August, September and November, and the market expected yet another hike in December. However, rising oil prices tempered expectations for strong growth and growth-driven inflation, and the yield on the 10-year Treasury declined to 4.36% at period-end.

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Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
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                                           Not part of the semiannual report | 1

We continue to believe that inflation still remains relatively tame and that in the near future there is little reason to fear the high inflation and high interest rates we experienced in the 1970s and 1980s. Long-term interest rates are largely driven by the market's expectation of inflation. As the economy keeps improving, it is reasonable to expect prices for goods and services to rise. Productivity is still strong by historical standards and there is a perceived slack in the economy that might allow it to grow without exerting large inflationary pressures. While we do agree with most market observers who think rates might be too low given the fundamentals, we do not believe that inflation or interest rates should rise rapidly. The economic environment appears relatively stable, and we expect rates to gradually reach levels typical of this environment. At the same time, we remain mindful of potential inflationary risks posed by the U.S. budget and trade deficits and their effect on the value of the U.S. dollar versus other currencies. A sustained dollar decline would make import prices higher for American consumers, which would contribute to higher inflation, but no one can tell the extent to which the dollar might fall and how effectively the government can reduce the deficits.

At period-end, oil was trading at approximately $49 a barrel, substantially higher than six months ago. Although there is much discussion about the point at which the price of oil can trigger a recession or stagflation, there is no definite consensus. However, recent supply and demand conditions made it hard to anticipate future oil price movements and what effect, if any, they could have on our economy. We believe that, at recent levels, the price of oil is likely to have a minor, lagging negative effect on economic growth. We also believe that increased oil prices alone will not lead to higher overall inflation.

At times of such uncertainty, we continue to recommend investors consult their financial advisors and review their portfolios to design a strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.


2 | Not part of the semiannual report

In the enclosed semiannual report for Franklin New York Tax-Free Income Fund, the portfolio manager discusses municipal bond market conditions, investment decisions and Fund performance during the period. You can also find specific performance data and financial information about your Fund. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.

We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin New York Tax-Free Income Fund


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF NOVEMBER 30, 2004. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.

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STATEMENT ON CURRENT
INDUSTRY ISSUES
--------------------------------------------------------------------------------
In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempleton.com, or call us at 1-800/632-2301.
--------------------------------------------------------------------------------


                                           Not part of the semiannual report | 3

SPECIAL FEATURE

UNDERSTANDING YOUR TAX-FREE INCOME FUND --
WHAT CAUSES DIVIDENDS AND FUND PRICES TO FLUCTUATE

DID YOU EVER WONDER WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES. EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW, YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.    WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the Federal funds target rate (Fed funds rate), which in turn influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate in order to keep inflation in check or to help stimulate the economy. The Fed funds rate is the rate that banks charge other banks for overnight loans.

      Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation.

Q.    WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did in summer 2004. On the other hand, if the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from January 2001 to June 2003. Over the summer of 2003 and again in spring 2004, long-term interest rates rose from historic lows in response to indications of the beginning of an economic recovery.

[GRAPHIC Q&A]

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


4 | Not part of the semiannual report

Q.    HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices move in the opposite direction of interest rates. So, when interest rates rise, bond prices fall, and conversely, when rates decline, bond prices tend to rise in value.

      When rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds with lower yields. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

                                [GRAPHIC OMITTED]

      Generally, tax-free income fund portfolios comprising municipal bonds with longer maturities are more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds. Similarly funds with shorter-term municipal bonds are typically more influenced by short-term rate changes than funds with longer-term municipal bonds.

      But, while tax-free income fund prices will fluctuate with interest rate changes, it's important to remember that price movement is only part of the picture. As a tax-free income fund investor, you also receive monthly tax-free income(1), which has historically been the largest component of total return for municipal bonds.(2) Total return includes price movement (capital appreciation or depreciation) and income. And since bonds generally pay interest whether prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

Q.    HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline.

(1) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) Source: Lehman Brothers Municipal Bond Index, 9/30/04. Total return includes compounded income and capital appreciation over the 20-year period ending 9/30/04. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                                                                   [GRAPHIC Q&A]


                                           Not part of the semiannual report | 5

      Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they are able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital.(1)

      Our straightforward, "plain-vanilla" approach to investing means we do not use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile. Similarly, we do not try to time the market and predict interest rate movements. Instead, we carefully select bonds for our fund portfolios that we believe should provide a high level of stable income until maturity.

      We generally invest in current coupon securities to maximize tax-free income. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our fund portfolios.

      Our tax-free income fund investment strategy cannot eliminate interest rate risk, but it can help to reduce this risk.

Q. HOW DO STATE BUDGET DEFICITS AND CREDIT RATING DOWNGRADES AFFECT MY TAX-FREE INCOME FUND?

A. Many states have been facing budget challenges, as the recent economic slowdown has had an impact on virtually every tax-related revenue source. As finances for state governments have deteriorated, independent rating agencies have downgraded debt ratings or issued negative outlooks for some states' general obligation debt. Rating downgrades may lead to increased price volatility for certain fund holdings over the short term. However, over the long term, because of our income-focused strategy, lower-rated bonds may also present an attractive investment opportunity. Lower ratings on state debt can translate into higher yields paid to bondholders and potentially higher dividends to shareholders over time.

Q.    WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. It's important to remember the reasons to own tax-free income funds don't change when market conditions change. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

[GRAPHIC Q&A]

         [LOGO]
FRANKLIN(R) TEMPLETON(R)
       INVESTMENTS


6 | Not part of the semiannual report

SEMIANNUAL REPORT

FRANKLIN NEW YORK TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Tax-Free Income Fund seeks to provide high, current income exempt from federal, New York state and New York City personal income taxes consistent with prudent management and preservation of capital by investing at least 80% of its total assets in securities that may pay interest free from such taxes.(1)

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CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments as of 11/30/04**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                    AAA ............................  51.7%
                    AA .............................  29.8%
                    A ..............................   9.1%
                    BBB ............................   2.5%
                    Not Rated by S&P ...............   6.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                                                    MOODY'S      INTERNAL
AAA or Aaa                                                    1.3%          0.0%
AA or Aa                                                      1.3%          0.0%
A                                                             1.2%          0.0%
BBB or Baa                                                    0.5%          2.3%
Below Investment Grade                                        0.1%          0.2%
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Total                                                         4.4%          2.5%

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(1)   For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                                                           Semiannual Report | 7

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PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE
FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
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We are pleased to bring you Franklin New York Tax-Free Income Fund's semiannual report for the period ended November 30, 2004.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields fell bond prices rose for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.64 on May 31, 2004, to $11.83 on November 30, 2004. The Fund's Class A shares paid dividends totaling 27.00 cents per share for the same period. The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.37%, based on an annualization of November's 4.50 cent ($0.0450) per share dividend and the maximum offering price of $12.36 on November 30, 2004. An investor in the 2004 maximum combined federal and New York state and City personal income tax bracket of 42.90% would need to earn a distribution rate of 7.65% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

New York's economic and financial positions appeared to be recovering from the pressures of recession. The state benefited from unanticipated federal aid and temporary tax increases, with evidence of the recovery in the form of a small surplus expected for fiscal year 2003-2004 and significant proposed reductions in coming years' budget gaps. Recovery extended into the deep and diversified economic base, but in particular, improvement in the state's securities industry played a critical role in this upswing. Manufacturing activity continued to rebound, aided by improvement in business spending, a replacement cycle for aging equipment and low interest rates. Overall wages and income were forecast to increase at respective rates of 5.1% and 5.0% in 2004.(2) The 2004 projected 0.8% employment increase is an improvement from 2003's 0.4% decline.(2)

Improved debt management in capital planning and debt policies supported the recovery, with debt ratios now within the range of other states. Debt service costs were manageable at 8.1% of consolidated general and debt service fund expenditures.(2) The benefits of fiscal conservatism and resolve practiced in recent years left the Empire State more prepared and better able to cope with current stresses than in the past.

(2) Source: Standard & Poor's, "Summary: New York State; Tax Secured, General Obligation," RATINGSDIRECT, 4/6/04.


8 | Semiannual Report

The legislature approved measures implementing temporary tax increases after a difficult budget process and the efforts paid off -- New York successfully positioned itself for a favorable fiscal-year close. Revenues from personal income tax increased 14% from last year, while those from user taxes and fees increased 5.7% and business taxes rose 9.2% largely due to the stronger economy.(3)

In November 2004, independent credit rating agency Moody's Investors Service upgraded New York's debt to A1 from A2 with a positive outlook.(4) The upgrade reflected a recovery in the state's economy, tax revenues and liquidity position, indicating that the worst of the recent period of fiscal stress has ended. Additionally, independent credit rating agency Standard & Poor's (S&P) revised its outlook for New York's AA rating upward, to stable from negative, in September 2004.(5) S&P believed the state was likely to continue to achieve budget balance, albeit narrow and difficult, and that economic fundamentals will help reduce out-year budget gaps.

MUNICIPAL BOND MARKET OVERVIEW

Municipal bonds performed well during the six-month reporting period as interest rates generally declined while the financial markets had to digest a presidential election, federal funds target rate increases, record high oil prices, mixed economic releases and the continued war on terrorism. Municipal and Treasury bond yields moved downward: 10- and 30-year Treasury bond yields declined 30 and 35 basis points (100 basis points equal one percent) and 10- and 30-year AAA municipal bond yields, as indicated by Municipal Market Data, declined 27 and 23 basis points.(6) As yields fell, bond prices rose and the Lehman Brothers Municipal Bond Index returned 4.30% for the period under review.(7)

Municipal bonds were able to record positive results even though the Federal Reserve Board (Fed) systematically raised the short-term federal funds target rate. Responding to strong second quarter 2004 growth in gross domestic product and employment, the Fed began raising short-term rates in June. After four successive 25 basis-point hikes during the reporting period, the federal funds target rate rose from 1.00% to 2.00%. Facing uncertainty over increasing oil

(3) Source: Standard & Poor's, "Public Finance Report Card: The U.S. States," RATINGSDIRECT, 4/12/04.

(4)   This does not indicate Moody's rating of the Fund.

(5)   This does not indicate S&P's rating of the Fund.

(6)   Source: Thomson Financial.

(7) Source: Lehman Brothers Inc. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                           Semiannual Report | 9

PORTFOLIO BREAKDOWN
11/30/04

--------------------------------------------------------------------------------
                                                                   % OF TOTAL
                                                        LONG-TERM INVESTMENTS
--------------------------------------------------------------------------------
Prerefunded                                                             29.2%
--------------------------------------------------------------------------------
Transportation                                                          15.4%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                    15.4%
--------------------------------------------------------------------------------
Utilities                                                                9.8%
--------------------------------------------------------------------------------
Tax-Supported                                                            9.7%
--------------------------------------------------------------------------------
Hospital & Health Care                                                   5.1%
--------------------------------------------------------------------------------
Higher Education                                                         4.9%
--------------------------------------------------------------------------------
General Obligation                                                       4.6%
--------------------------------------------------------------------------------
Other Revenue                                                            4.1%
--------------------------------------------------------------------------------
Housing                                                                  1.8%
--------------------------------------------------------------------------------

prices, the Fed restated at its November meeting, "With underlying inflation expected to be relatively low, the Committee believes that policy accommodation can be removed at a pace that is likely to be measured."(8) At the same time, employment and economic growth numbers generally did not meet market expectations during the third quarter. Consequently, bond markets rose and brought intermediate- and long-term yields lower so that the yield curve, which illustrates bond yields from short to long maturities, flattened somewhat during the reporting period.

It appears that new-issue volume for municipal bonds will be relatively large for the calendar year. From January through November 2004, municipalities issued more than $325 billion in new debt as overall interest rate levels remained low.(9) Although this figure was down almost 8% from the same period in 2003 (a record year), 2004 is the third successive year of more than $300 billion dollars in new issuance.(9) Demand for municipal bonds remained strong as investors sought to reinvest proceeds from a combination of coupon payments, maturities and bond calls. During the reporting period, municipal bonds continued to offer attractive yields relative to comparable taxable fixed income securities, which also assisted in boosting demand from relative value investors who looked for opportunities in the taxable and tax-exempt markets.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolios become well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

(8)  Source: Federal Reserve. PRESS RELEASE, 11/10/04.

(9)  Source: THE BOND BUYER.


10 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
6/1/04-11/30/04

--------------------------------------------------------------------------------
                                            DIVIDEND PER SHARE
                           -----------------------------------------------------
MONTH                        CLASS A      CLASS B      CLASS C    ADVISOR CLASS
--------------------------------------------------------------------------------
June                        4.50 cents   3.97 cents   3.97 cents    4.58 cents
--------------------------------------------------------------------------------
July                        4.50 cents   3.97 cents   3.97 cents    4.59 cents
--------------------------------------------------------------------------------
August                      4.50 cents   3.97 cents   3.97 cents    4.59 cents
--------------------------------------------------------------------------------
September                   4.50 cents   3.95 cents   3.95 cents    4.58 cents
--------------------------------------------------------------------------------
October                     4.50 cents   3.95 cents   3.95 cents    4.59 cents
--------------------------------------------------------------------------------
November                    4.50 cents   3.95 cents   3.95 cents    4.59 cents
================================================================================
TOTAL                      27.00 CENTS  23.76 CENTS  23.76 CENTS   27.52 CENTS
--------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

Declining long-term interest rates, diminishing but still significant New York municipal bond supply, and investor demand for the high relative after-tax returns offered by municipal bonds contributed to the Fund's performance. The mixture of our value-oriented philosophy of investing primarily for income, an ample supply of municipal bonds, and a relatively steep yield curve favored the use of longer-term bonds. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin New York Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 11

PERFORMANCE SUMMARY AS OF 11/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
CLASS A                                                 CHANGE        11/30/04               5/31/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.19          $11.83                $11.64
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/04-11/30/04)
----------------------------------------------------------------------------------------------------
Dividend Income                           $0.2700
----------------------------------------------------------------------------------------------------
CLASS B                                                 CHANGE        11/30/04               5/31/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.19          $11.80                $11.61
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/04-11/30/04)
----------------------------------------------------------------------------------------------------
Dividend Income                           $0.2376
----------------------------------------------------------------------------------------------------
CLASS C                                                 CHANGE        11/30/04               5/31/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.19          $11.82                $11.63
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/04-11/30/04)
----------------------------------------------------------------------------------------------------
Dividend Income                           $0.2376
----------------------------------------------------------------------------------------------------
ADVISOR CLASS                                           CHANGE        11/30/04               5/31/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.19          $11.83                $11.64
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/04-11/30/04)
----------------------------------------------------------------------------------------------------
Dividend Income                           $0.2752
----------------------------------------------------------------------------------------------------


12 | Semiannual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH                 1-YEAR      5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.99%                 +3.61%     +35.28%           +88.53%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                -0.45%                 -0.79%      +5.32%            +6.08%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/04)(3)                                 -0.19%      +5.76%            +5.97%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                  4.37%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)               7.65%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                          3.18%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                           5.57%
---------------------------------------------------------------------------------------------------------------
CLASS B                                      6-MONTH                 1-YEAR      5-YEAR     INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.72%                 +2.96%     +31.53%           +28.77%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                -0.28%                 -1.00%      +5.31%            +4.23%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/04)(3)                                 -0.41%      +5.77%            +4.39%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                  4.02%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)               7.04%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                          2.76%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                           4.83%
---------------------------------------------------------------------------------------------------------------
CLASS C                                      6-MONTH                 1-YEAR      5-YEAR     INCEPTION (5/1/95)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.71%                 +3.04%     +31.45%           +65.55%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                +2.71%                 +2.05%      +5.62%            +5.40%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/04)(3)                                 +2.57%      +6.07%            +5.49%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                  4.01%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)               7.02%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                          2.76%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                           4.83%
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS(7)                             6-MONTH                 1-YEAR      5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +4.04%                 +3.70%     +35.64%           +89.02%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                +4.04%                 +3.70%      +6.29%            +6.57%
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/04)(3)                                 +4.23%      +6.74%            +6.46%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                  4.66%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)               8.16%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                          3.47%
---------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                           6.08%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 13

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's November dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 11/30/04.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 5/28/04 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/04.

(7) Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +17.59% and +5.25%.


14 | Semiannual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 5/31/04      VALUE 11/30/04    PERIOD* 5/31/04-11/30/04
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,039.90                $3.12
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,022.01                $3.09
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,037.20                $5.98
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.20                $5.92
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,037.10                $5.97
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.20                $5.92
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,040.40                $2.66
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,022.46                $2.64
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.61%; B: 1.17%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


16 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

                                      -----------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      NOVEMBER 30, 2004                               YEAR ENDED MAY 31,
CLASS A                                  (UNAUDITED)             2004          2003          2002          2001          2000
                                      -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period      $     11.64     $     12.22   $     11.65   $     11.62   $     11.06   $     11.91
                                      -----------------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ..........              .27             .55           .57           .59           .62           .64

 Net realized and unrealized
   gains (losses) ..................              .19            (.58)          .57           .04           .57          (.79)
                                      -----------------------------------------------------------------------------------------
Total from investment operations ...              .46            (.03)         1.14           .63          1.19          (.15)
                                      -----------------------------------------------------------------------------------------

Less distributions from:

 Net investment income .............             (.27)           (.55)         (.57)         (.60)         (.63)         (.63)

 Net realized gains ................               --              --            --            --            --          (.07)
                                      -----------------------------------------------------------------------------------------
Total distributions ................             (.27)           (.55)         (.57)         (.60)         (.63)         (.70)
                                      -----------------------------------------------------------------------------------------
Redemption fees ....................               --(c)           --            --            --            --            --
                                      -----------------------------------------------------------------------------------------
Net asset value, end of period .....      $     11.83     $     11.64   $     12.22   $     11.65   $     11.62   $     11.06
                                      =========================================================================================

Total return(b) ....................             3.99%           (.27)%       10.06%         5.55%        10.97%        (1.24)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..      $ 4,458,971     $ 4,429,312   $ 4,828,889   $ 4,609,318   $ 4,483,909   $ 4,219,849

Ratio to average net assets:

 Expenses ..........................              .61%(d)         .60%          .60%          .59%          .60%          .60%

 Net investment income .............             4.55%(d)        4.62%         4.81%         5.09%         5.39%         5.64%

Portfolio turnover rate ............             8.09%          10.35%        13.44%         9.57%         7.83%        24.61%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 17

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                      -----------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      NOVEMBER 30, 2004                           YEAR ENDED MAY 31,
CLASS B                                  (UNAUDITED)             2004          2003          2002          2001          2000
                                      -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period      $     11.61     $     12.20   $     11.63   $     11.61   $     11.04   $     11.89

Income from investment operations:

 Net investment income(a) ..........              .24             .48           .50           .53           .55           .57

 Net realized and unrealized gains
  (losses) .........................              .19            (.59)          .57           .03           .58          (.78)
                                      -----------------------------------------------------------------------------------------
Total from investment operations ...              .43            (.11)         1.07           .56          1.13          (.21)
                                      -----------------------------------------------------------------------------------------
Less distributions from:

 Net investment income..............             (.24)           (.48)         (.50)         (.54)         (.56)         (.57)

 Net realized gains.................               --              --            --            --            --          (.07)
                                      -----------------------------------------------------------------------------------------
Total distributions.................             (.24)           (.48)         (.50)         (.54)         (.56)         (.64)
                                      -----------------------------------------------------------------------------------------
Redemption fees ....................               --(c)           --            --            --            --            --
                                      -----------------------------------------------------------------------------------------
Net asset value, end of period .....      $     11.80     $     11.61   $     12.20   $     11.63   $     11.61   $     11.04
                                      =========================================================================================

Total return(b) ....................             3.72%           (.91)%        9.46%         4.88%        10.46%        (1.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..      $   231,712     $   231,664   $   233,767   $   160,194   $    87,697   $    40,874

Ratio to average net assets:

 Expenses ..........................             1.17%(d)        1.16%         1.17%         1.16%         1.16%         1.17%

 Net investment income .............             3.99%(d)        4.06%         4.24%         4.53%         4.80%         5.08%

Portfolio turnover rate ............             8.09%          10.35%        13.44%         9.57%         7.83%        24.61%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.


18 | See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                      -----------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      NOVEMBER 30, 2004                             YEAR ENDED MAY 31,
CLASS C                                  (UNAUDITED)             2004          2003          2002          2001          2000
                                      -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period      $     11.63     $     12.22   $     11.64   $     11.62   $     11.06   $     11.91
                                      -----------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........              .24             .48           .50           .53           .55           .57

 Net realized and unrealized gains
  (losses) .........................              .19            (.59)          .58           .03           .57          (.78)
                                      -----------------------------------------------------------------------------------------
Total from investment operations....              .43            (.11)         1.08           .56          1.12          (.21)
                                      -----------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .............             (.24)           (.48)         (.50)         (.54)         (.56)         (.57)

 Net realized gains ................               --              --            --            --            --          (.07)
                                      -----------------------------------------------------------------------------------------
Total distributions ................             (.24)           (.48)         (.50)         (.54)         (.56)         (.64)
                                      -----------------------------------------------------------------------------------------
Redemption fees ....................               --(c)           --            --            --            --            --
                                      -----------------------------------------------------------------------------------------
Net asset value, end of period .....      $     11.82     $     11.63   $     12.22   $     11.64   $     11.62   $     11.06
                                      =========================================================================================

Total return(b) ....................             3.71%           (.91)%        9.55%         4.86%        10.35%        (1.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..      $   234,551     $   231,051   $   242,965   $   188,642   $   146,824   $   119,302

Ratio to average net assets:

 Expenses ..........................             1.17%(d)        1.16%         1.17%         1.16%         1.16%         1.17%

 Net investment income .............             3.99%(d)        4.06%         4.24%         4.53%         4.82%         5.07%

Portfolio turnover rate ............             8.09%          10.35%        13.44%         9.57%         7.83%        24.61%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 19

FRANKLIN NEW YORK TAX-FREE INCOME FUND

                                      -----------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      NOVEMBER 30, 2004                    YEAR ENDED MAY 31,
ADVISOR CLASS                            (UNAUDITED)               2004          2003          2002(e)
                                      -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period      $       11.64     $     12.23   $     11.65   $     11.68
                                      -----------------------------------------------------------------
Income from investment operations:

 Net investment income(a)                           .28             .56           .58           .40

 Net realized and unrealized gains
 (losses) ..........................                .19            (.59)          .58          (.08)
                                      -----------------------------------------------------------------
Total from investment operations ...                .47            (.03)         1.16           .32
                                      -----------------------------------------------------------------
Less distributions from net
 investment income .................               (.28)           (.56)         (.58)         (.35)
                                      -----------------------------------------------------------------
Redemption fees ....................                 --(c)           --            --            --
                                      -----------------------------------------------------------------
Net asset value, end of period .....      $       11.83     $     11.64   $     12.23   $     11.65
                                      =================================================================

Total return(b) ....................               4.04%           (.26)%       10.24%         2.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..      $      24,877     $    22,470   $    18,278   $    14,054

Ratios to average net assets:

 Expenses ..........................                .52%(d)         .51%          .52%          .51%(e)

 Net investment income .............               4.64%(d)        4.71%         4.89%         5.16%(e)

Portfolio turnover rate ............               8.09%          10.35%        13.44%         9.57%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.001 per share.

(d)   Annualized.

(e)   For the period October 1, 2001 (effective date) to May 31, 2002.


20 | See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.7%
    BONDS 96.8%
    Albany Housing Authority Limited Obligation Revenue, Refunding, 6.25%, 10/01/12 ............    $  5,250,000      $   5,490,660
    Albany IDA Civic Facility Revenue,
        Albany Medical Center Project, 6.00%, 5/01/19 ..........................................       1,270,000          1,273,937
        Albany Medical Center Project, 6.00%, 5/01/29 ..........................................       1,460,000          1,414,506
        St. Rose Project, Series A, AMBAC Insured, 5.375%, 7/01/31 .............................       2,750,000          2,899,352
    Albany Parking Authority Revenue,
        Refunding, Series A, 5.625%, 7/15/25 ...................................................       1,000,000          1,059,910
        Series A, 5.625%, 7/15/20 ..............................................................       1,250,000          1,347,125
    Amherst IDA Civic Facility Revenue, University of Buffalo Foundation
        Faculty-Student Housing Corp.,
        Series A, AMBAC Insured, 5.125%, 8/01/20 ...............................................       1,410,000          1,524,407
        Series A, AMBAC Insured, 5.25%, 8/01/31 ................................................       5,055,000          5,261,547
        Series B, AMBAC Insured, 5.625%, 8/01/20 ...............................................       1,690,000          1,875,731
        Series B, AMBAC Insured, 5.75%, 8/01/25 ................................................       3,050,000          3,361,649
        Series B, AMBAC Insured, 5.75%, 8/01/30 ................................................       3,440,000          3,758,510
        Series B, AMBAC Insured, 5.25%, 8/01/31 ................................................       1,000,000          1,040,860
    Battery Park City Authority Revenue, Series A, 5.00%,
        11/01/24 ...............................................................................       9,000,000          9,373,950
        11/01/25 ...............................................................................      12,000,000         12,435,960
        11/01/26 ...............................................................................      14,250,000         14,704,432
    Bethany Retirement Home Inc. Mortgage Loan Revenue, FHA Insured, 7.50%, 2/01/34 ............       8,160,000          8,379,504
    Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17 .......................       5,020,000          6,299,397
    Dutchess County IDA Civic Facility Revenue, Vassar College Project, 5.35%, 9/01/40 .........      16,000,000         16,766,400
    Franklin County COP, Court House Redevelopment Project, 8.125%, 8/01/06 ....................       2,085,000          2,136,270
    Geneva IDA, Civic Facilities Revenue, Colleges of the Seneca Project, AMBAC Insured,
        5.00%, 9/01/21 .........................................................................       2,835,000          2,979,613
        5.125%, 9/01/31 ........................................................................       5,045,000          5,175,867
    Hamilton Elderly Housing Corp. Mortgage Revenue, Hamilton Apartments Project,
      11.25%, 1/01/15 ..........................................................................       1,085,000          1,108,089
    Ilion Elderly Housing Corp. Mortgage Revenue, 7.25%, 7/01/09 ...............................       1,055,000          1,076,533
    Long Island Power Authority Electric System Revenue,
        General, Refunding, Series A, 5.75%, 12/01/24 ..........................................      15,000,000         16,405,050
        General, Refunding, Series A, AMBAC Insured, 5.25%, 12/01/26 ...........................       5,000,000          5,206,500
        General, Refunding, Series A, FSA Insured, 5.00%, 12/01/18 .............................      10,000,000         10,707,600
        General, Refunding, Series A, FSA Insured, 5.125%, 12/01/22 ............................      28,210,000         29,760,704
        General, Refunding, Series A, MBIA Insured, 5.75%, 12/01/24 ............................      15,060,000         16,570,518
        General, Refunding, Series A, MBIA Insured, 5.25%, 12/01/26 ............................       9,000,000          9,371,700
        Series A, AMBAC Insured, 5.00%, 9/01/29 ................................................      24,000,000         24,312,480
        Series A, AMBAC Insured, 5.00%, 9/01/34 ................................................      20,670,000         20,843,008
    Madison County IDA Civic Facility Revenue, College University Project, Series B,
      5.00%, 7/01/33 ...........................................................................       2,000,000          2,020,760
    Middleburg Central School District GO, FGIC Insured,
        4.60%, 8/15/17 .........................................................................       1,045,000          1,086,037
        4.625%, 8/15/18 ........................................................................       1,155,000          1,197,631
        4.625%, 8/15/19 ........................................................................       1,210,000          1,249,906
        4.75%, 8/15/20 .........................................................................       1,270,000          1,315,682
        4.75%, 8/15/21 .........................................................................       1,330,000          1,372,321


                                                          Semiannual Report | 21

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Monroe County IDAR Civic Facilities, De Paul Community Facilities, 6.50%, 2/01/24 ..........    $  1,285,000      $   1,302,579
    Monroe County Water Authority Water Revenue,
        5.15%, 8/01/22 .........................................................................       1,000,000          1,059,610
        5.25%, 8/01/36 .........................................................................       2,250,000          2,319,930
    MTA Commuter Facilities Revenue,
        Series 8, Pre-Refunded, 5.50%, 7/01/21 .................................................       5,000,000          5,751,300
        Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/28 ...................................       8,655,000          9,705,198
        Series A, MBIA Insured, Pre-Refunded, 5.625%, 7/01/27 ..................................      10,000,000         11,093,600
        Series A, Pre-Refunded, 6.00%, 7/01/24 .................................................       5,575,000          6,364,699
        Series A, Pre-Refunded, 5.25%, 7/01/28 .................................................      18,300,000         20,520,522
        Series A, Pre-Refunded, 6.125%, 7/01/29 ................................................       9,625,000         11,039,875
        Series C-1, FGIC Insured, Pre-Refunded, 5.375%, 7/01/27 ................................      19,100,000         21,294,590
        Series R, Pre-Refunded, 5.50%, 7/01/17 .................................................       2,000,000          2,314,600
    MTA Dedicated Tax Fund Revenue,
        Refunding, Series A, 5.00%, 11/15/30 ...................................................      25,000,000         25,113,250
        Series A, FGIC Insured, 5.00%, 11/15/31 ................................................      39,685,000         40,101,692
        Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ...................................      27,260,000         31,373,534
        Series A, FSA Insured, 5.00%, 11/15/28 .................................................      41,575,000         42,393,196
        Series A, FSA Insured, 5.00%, 11/15/32 .................................................      61,100,000         61,777,599
        Series A, FSA Insured, Pre-Refunded, 5.00%, 4/01/29 ....................................      25,800,000         28,698,630
        Series A, MBIA Insured, Pre-Refunded, 5.25%, 4/01/26 ...................................      20,500,000         22,878,820
    MTA Revenue,
        Refunding, Series A, FGIC Insured, 5.00%, 11/15/25 .....................................      22,010,000         22,663,917
        Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 .....................................      34,000,000         35,296,080
        Refunding, Series A, FSA Insured, 5.00%, 11/15/30 ......................................      78,130,000         79,098,812
        Refunding, Series A, MBIA Insured, 5.125%, 11/15/31 ....................................      15,000,000         15,398,400
        Refunding, Series E, 5.25%, 11/15/31 ...................................................      15,000,000         15,401,400
        Refunding, Series U, FGIC Insured, 5.125%, 11/15/31 ....................................       5,000,000          5,132,800
        Series A, FGIC Insured, 5.00%, 11/15/32 ................................................      10,355,000         10,481,435
        Series B, 5.25%, 11/15/32 ..............................................................      28,720,000         29,545,413
    MTA Service Contract Revenue,
        Refunding, Series A, 5.125%, 1/01/29 ...................................................       6,000,000          6,095,760
        Refunding, Series A, AMBAC Insured, 5.25%, 7/01/31 .....................................      50,000,000         51,831,000
        Refunding, Series A, FGIC Insured, 5.00%, 7/01/25 ......................................      12,760,000         13,124,043
        Series B, 5.375%, 1/01/30 ..............................................................      50,000,000         51,870,500
        Series B, MBIA Insured, 5.00%, 1/01/31 .................................................      22,290,000         22,541,208
    MTA Transit Facilities Revenue, Series A,
        FSA Insured, Pre-Refunded, 6.10%, 7/01/21 ..............................................      15,000,000         16,216,350
        FSA Insured, Pre-Refunded, 5.50%, 7/01/22 ..............................................      16,170,000         17,923,313
        MBIA Insured, Pre-Refunded, 5.625%, 7/01/25 ............................................       8,000,000          8,785,680
        Pre-Refunded, 6.00%, 7/01/24 ...........................................................       7,000,000          7,991,550
        Pre-Refunded, 5.625%, 7/01/27 ..........................................................      14,440,000         16,067,244
        Pre-Refunded, 6.125%, 7/01/29 ..........................................................      11,595,000         13,299,465
    Nassau County Tobacco Settlement Corp. Revenue, Asset-Backed, Series A,
      6.50%, 7/15/27 ...........................................................................      15,000,000         15,416,550
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
      Pre-Refunded, 5.75%, 8/01/29 .............................................................      36,040,000         41,390,138


22 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New York City GO,
        Fiscal 2003, Series I, 5.00%, 3/01/29 ..................................................    $ 10,000,000      $  10,019,300
        Fiscal 2003, Series I, 5.00%, 3/01/30 ..................................................      14,785,000         14,803,629
        Refunding, Series A, 5.50%, 5/15/24 ....................................................      10,000,000         10,606,500
        Refunding, Series A, FSA Insured, 6.00%, 5/15/30 .......................................       6,250,000          7,017,812
        Refunding, Series H, 6.125%, 8/01/25 ...................................................       4,835,000          5,225,620
        Series A, Pre-Refunded, 6.25%, 8/01/17 .................................................       2,675,000          2,891,648
        Series A-1, Pre-Refunded, 6.625%, 8/01/25 ..............................................      17,000,000         17,678,640
        Series B, 7.00%, 2/01/18 ...............................................................          25,000             25,104
        Series B, Pre-Refunded, 6.00%, 8/15/26 .................................................         915,000            987,505
        Series C, 7.00%, 2/01/12 ...............................................................         705,000            710,457
        Series C, FSA Insured, 5.125%, 3/15/25 .................................................       6,500,000          6,769,945
        Series D, 8.00%, 8/01/17 ...............................................................           5,000              5,047
        Series D, 7.50%, 2/01/18 ...............................................................           5,000              5,022
        Series D, 5.125%, 8/01/19 ..............................................................       1,985,000          2,081,213
        Series D, 5.25%, 8/01/21 ...............................................................      14,500,000         15,139,740
        Series D, 5.25%, 10/15/23 ..............................................................       5,000,000          5,256,500
        Series D, 5.50%, 6/01/24 ...............................................................      23,945,000         25,532,314
        Series D, 5.00%, 10/15/29 ..............................................................       5,000,000          5,010,350
        Series D, FGIC Insured, 5.25%, 8/01/21 .................................................       5,355,000          5,750,145
        Series F, 5.875%, 8/01/24 ..............................................................       3,635,000          3,837,142
        Series F, 5.30%, 1/15/26 ...............................................................      45,000,000         46,956,600
        Series F, Pre-Refunded, 5.875%, 8/01/24 ................................................       3,365,000          3,617,072
        Series F, Pre-Refunded, 6.625%, 2/15/25 ................................................      11,240,000         11,458,618
        Series G, 6.00%, 10/15/26 ..............................................................       7,350,000          7,925,799
        Series G, Pre-Refunded, 6.00%, 10/15/26 ................................................       2,550,000          2,837,869
        Series H, 7.20%, 2/01/15 ...............................................................           5,000              5,021
        Series H, FSA Insured, 5.375%, 8/01/27 .................................................       8,510,000          8,874,483
        Series H, MBIA Insured, 5.125%, 8/01/25 ................................................       4,000,000          4,130,960
        Series H, Pre-Refunded, 6.125%, 8/01/25 ................................................         165,000            182,747
        Series I, 6.25%, 4/15/27 ...............................................................       2,250,000          2,444,287
        Series I, Pre-Refunded, 6.25%, 4/15/27 .................................................       7,250,000          7,992,110
        Series K, Pre-Refunded, 6.25%, 4/01/26 .................................................       9,000,000          9,623,700
    New York City IDA Civic Facility Revenue,
        College of New Rochelle, 5.80%, 9/01/26 ................................................       1,500,000          1,577,040
        Institute of International Education Inc. Project, 5.25%, 9/01/21 ......................       1,530,000          1,622,488
        Institute of International Education Inc. Project, 5.25%, 9/01/31 ......................       5,235,000          5,402,415
        New York University Project, AMBAC Insured, 5.00%, 7/01/31 .............................      18,000,000         18,180,000
        Staten Island University Hospital Project, Series A, 6.375%, 7/01/31 ...................       3,980,000          3,787,089
    New York City Municipal Water Finance Authority Revenue, Series B, 5.00%, 6/15/26 ..........      25,000,000         25,516,000
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
        Refunding, Series B, 6.10%, 6/15/31 ....................................................      11,005,000         12,625,376
        Refunding, Series B, 6.00%, 6/15/33 ....................................................       6,040,000          6,899,069
        Refunding, Series E, MBIA Insured, 5.125%, 6/15/31 .....................................      34,175,000         35,043,387
        Series A, 5.75%, 6/15/30 ...............................................................      41,190,000         44,762,821
        Series A, FGIC Insured, 5.75%, 6/15/31 .................................................      19,315,000         21,023,991
        Series A, FGIC Insured, 5.50%, 6/15/32 .................................................      11,655,000         12,400,687


                                                          Semiannual Report | 23

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New York City Municipal Water Finance Authority Water and Sewer System Revenue, (cont.)
        Series A, FGIC Insured, 5.25%, 6/15/33 .................................................    $  7,000,000      $   7,218,260
        Series B, 5.75%, 6/15/26 ...............................................................      24,455,000         26,491,612
        Series B, FGIC Insured, 5.125%, 6/15/30 ................................................      12,500,000         12,674,875
        Series B, MBIA Insured, 5.50%, 6/15/27 .................................................      32,620,000         34,947,111
        Series B, Pre-Refunded, 6.10%, 6/15/31 .................................................       3,995,000          4,653,696
        Series B, Pre-Refunded, 6.00%, 6/15/33 .................................................      10,260,000         11,899,753
    New York City Transitional Finance Authority Revenue,
        Future Tax Secured, 2004, Series C, 5.00%, 5/01/26 .....................................       3,675,000          3,739,276
        Future Tax Secured, 2004, Series C, Pre-Refunded, 5.00%, 5/01/26 .......................           5,000              5,471
        Future Tax Secured, Refunding, Series B, AMBAC Insured, 5.00%, 5/01/30 .................       3,000,000          3,037,020
        Future Tax Secured, Refunding, Series B, MBIA Insured, 5.00%, 8/01/32 ..................      15,000,000         15,177,750
        Future Tax Secured, Refunding, Series C, 5.50%, 11/01/24 ...............................      16,800,000         18,150,216
        Future Tax Secured, Series A, 5.125%, 8/15/21 ..........................................       6,120,000          6,395,645
        Future Tax Secured, Series A, 5.00%, 8/15/27 ...........................................         770,000            779,586
        Future Tax Secured, Series A, 5.25%, 5/01/31 ...........................................      26,545,000         27,358,870
        Future Tax Secured, Series A, 5.25%, 8/01/31 ...........................................      30,605,000         31,701,271
        Future Tax Secured, Series A, FGIC Insured, 5.00%, 5/01/28 .............................      16,065,000         16,328,466
        Future Tax Secured, Series A, Pre-Refunded, 5.125%, 8/15/21 ............................       8,815,000          9,541,574
        Future Tax Secured, Series A, Pre-Refunded, 5.625%, 2/15/26 ............................      20,000,000         22,763,600
        Future Tax Secured, Series A, Pre-Refunded, 5.00%, 8/15/27 .............................       6,145,000          6,609,316
        Future Tax Secured, Series A, Pre-Refunded, 6.00%, 8/15/29 .............................      29,000,000         33,465,710
        Future Tax Secured, Series A, Pre-Refunded, 5.25%, 5/01/31 .............................         460,000            514,538
        Future Tax Secured, Series B, 5.00%, 5/01/30 ...........................................       7,520,000          7,578,280
        Future Tax Secured, Series B, Pre-Refunded, 6.00%, 11/15/29 ............................      15,000,000         17,366,100
        Future Tax Secured, Series C, 5.50%, 5/01/25 ...........................................       5,515,000          5,913,404
        Future Tax Secured, Series C, 5.00%, 5/01/29 ...........................................       5,215,000          5,254,582
        Future Tax Secured, Series C, Pre-Refunded, 5.50%, 5/01/25 .............................       4,485,000          5,053,776
        Future Tax Secured, Series C, Pre-Refunded, 5.00%, 5/01/26 .............................         320,000            350,147
        Future Tax Secured, Series C, Pre-Refunded, 5.00%, 5/01/29 .............................       8,655,000          9,573,382
        Future Tax Secured, Series C, Pre-Refunded, 5.50%, 11/01/29 ............................      13,660,000         15,462,574
        Future Tax Secured, Series D, 5.00%, 2/01/27 ...........................................      62,025,000         63,060,197
        Future Tax Secured, Series E, 5.00%, 2/01/25 ...........................................       5,000,000          5,117,400
        Future Tax Secured, Series E, 5.00%, 2/01/27 ...........................................      10,000,000         10,166,900
        Future Tax Secured, Series E, 5.00%, 2/01/33 ...........................................      18,035,000         18,153,851
        Series C, MBIA Insured, 5.00%, 5/01/29 .................................................       1,365,000          1,381,353
        Series C, MBIA Insured, Pre-Refunded, 5.00%, 5/01/29 ...................................       2,270,000          2,515,864
    New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
      Pre-Refunded, 5.25%, 1/01/29 .............................................................      79,840,000         89,247,547
    New York City Trust Cultural Resources Revenue,
        Museum of Modern Art 2001, Series D, AMBAC Insured, 5.125%, 7/01/31 ....................      15,500,000         15,895,405
        Wildlife Conservation Society, FGIC Insured, 5.00%, 2/01/34 ............................      10,500,000         10,622,430
    New York IDA Parking Facility Revenue, Royal Charter Presbyterian,
      FSA Insured, 5.25%, 12/15/32 .............................................................       1,525,000          1,577,048
    New York State Appropriated Tobacco Corp. Revenue, Asset-Backed, Series A-1,
      AMBAC Insured, 5.25%, 6/01/21 ............................................................      18,000,000         19,179,720


24 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New York State Commissioner of General Services Revenue, People of the State of New York,
        Certificate of Lease Assignment,
        5.70%, 3/01/29 .........................................................................    $ 68,249,817      $  69,887,131
        5.75%, 3/01/29 .........................................................................      35,323,278         36,250,867
    New York State COP, Hanson Redevelopment Project, 8.375%, 5/01/08 ..........................      11,300,000         12,182,982
    New York State Dormitory Authority Lease Revenue,
        Court Facilities, 6.00%, 5/15/39 .......................................................      58,245,000         62,735,107
        Court Facilities, Series A, 5.375%, 5/15/23 ............................................       4,000,000          4,240,760
        Refunding, Series A, FGIC Insured, 5.00%, 7/01/33 ......................................      11,000,000         11,121,880
        State University Dormitory Facilities, 5.00%, 7/01/32 ..................................       5,500,000          6,083,385
        State University Dormitory Facilities, FGIC Insured, Pre-Refunded, 5.50%, 7/01/27 ......       2,000,000          2,272,120
        State University Dormitory Facilities, FGIC Insured, Pre-Refunded, 5.10%, 7/01/31 ......       7,700,000          8,566,250
        State University Dormitory Facilities, Series A, 6.00%, 7/01/30 ........................       5,750,000          6,675,232
        State University Dormitory Facilities, Series B, MBIA Insured, 5.125%, 7/01/28 .........       1,365,000          1,403,670
        State University Dormitory Facilities, Series B, MBIA Insured, Pre-Refunded,
         5.125%, 7/01/28 .......................................................................       3,435,000          3,823,327
        State University Dormitory Facilities, Series C, MBIA Insured, 5.50%, 7/01/19 ..........       2,410,000          2,639,167
        State University Dormitory Facilities, Series C, MBIA Insured, Pre-Refunded,
         5.50%, 7/01/19 ........................................................................       2,680,000          3,025,988
        State University Dormitory Facilities, Series C, MBIA Insured, Pre-Refunded,
         5.50%, 7/01/29 ........................................................................       9,250,000         10,444,175
    New York State Dormitory Authority Revenue,
        FGIC Insured, 5.125%, 5/15/31 ..........................................................      45,000,000         50,578,200
        FHA, Insured Mortgage, St. Barnabas, Series A, AMBAC Insured, 5.125%, 2/01/22 ..........       4,000,000          4,226,600
        FHA, Insured Mortgage, St. Barnabas, Series A, AMBAC Insured, 5.00%, 2/01/31 ...........       5,500,000          5,562,425
        Insured, Fordham University, FGIC Insured, 5.00%, 7/01/27 ..............................       6,020,000          6,145,336
        Insured, Fordham University, FGIC Insured, 5.00%, 7/01/32 ..............................       7,735,000          7,817,300
        School District Financing Program, Series A, MBIA Insured, 5.00%, 4/01/31 ..............       9,500,000          9,609,725
        State University Educational Facilities, 5.125%, 5/15/21 ...............................      12,090,000         12,430,575
        State University Educational Facilities, Pre-Refunded, 5.125%, 5/15/21 .................       2,910,000          3,198,847
        Teachers College, MBIA Insured, 5.00%, 7/01/22 .........................................       2,885,000          3,008,651
        Teachers College, MBIA Insured, 5.00%, 7/01/32 .........................................       6,000,000          6,063,840
        Upstate Community Colleges, Series A, 5.00%, 7/01/27 ...................................       3,720,000          3,769,067
        Upstate Community Colleges, Series A, 5.00%, 7/01/31 ...................................       7,365,000          7,395,270
    New York State Dormitory Authority Revenues,
        Bishop Henry B. Hucles Nursing Home, 6.00%, 7/01/24 ....................................       2,545,000          2,661,001
        Buena Vida Nursing Home, Series A, 5.25%, 7/01/28 ......................................       4,730,000          4,842,196
        City University System Consolidated, Fourth General, Series A, FGIC Insured,
         Pre-Refunded, 5.25%, 7/01/30 ..........................................................      20,705,000         23,069,511
        City University System Consolidated, Fourth, Series A, 5.25%, 7/01/31 ..................       1,270,000          1,295,400
        City University System Consolidated, Fourth, Series A, Pre-Refunded, 5.25%, 7/01/31 ....      10,730,000         12,031,978
        City University System Consolidated, FSA Insured, Pre-Refunded, 5.375%, 7/01/24 ........       5,000,000          5,533,200
        City University System Consolidated, Second General, Series A, Pre-Refunded,
         6.00%, 7/01/17 ........................................................................      10,215,000         10,652,202
        City University System Consolidated, Series 1, FGIC Insured, Pre-Refunded,
         5.375%, 7/01/24 .......................................................................      14,300,000         15,824,952
        City University System Consolidated, Series 1, MBIA Insured, Pre-Refunded,
         5.125%, 7/01/27 .......................................................................       6,680,000          7,343,057


                                                          Semiannual Report | 25

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New York State Dormitory Authority Revenues, (cont.)
        City University System Consolidated, Series C, 7.50%, 7/01/10 ..........................    $ 14,900,000      $  16,892,428
        City University System Consolidated, Series D, ETM, 7.00%, 7/01/09 .....................       2,535,000          2,797,449
        City University System Consolidated, Third General, Series 1, FSA Insured, Pre-Refunded,
         5.50%, 7/01/29 ........................................................................      38,375,000         43,329,212
        City University System Consolidated, Third General, Series 2, Pre-Refunded,
         6.20%, 7/01/22 ........................................................................      28,555,000         30,891,085
        City University System Consolidated, Third General, Series 2, Pre-Refunded,
         6.00%, 7/01/26 ........................................................................       6,020,000          6,493,955
        City University System Consolidated, Third General, Series A, Pre-Refunded,
         6.00%, 7/01/16 ........................................................................      23,185,000         24,177,318
        City University System Consolidated, Third, Refunding, Series 1, FGIC Insured,
         5.25%, 7/01/25 ........................................................................       4,100,000          4,291,183
        City University System, Third General Residence, Series 2, Pre-Refunded, 6.00%, 7/01/20       13,000,000         14,034,150
        Concord Nursing Home Inc., 6.50%, 7/01/29 ..............................................       2,500,000          2,718,500
        Department of Health, Pre-Refunded, 6.625%, 7/01/15 ....................................       5,355,000          5,603,311
        Department of Health, Rosewell Park Cancer Center, Pre-Refunded, 6.625%, 7/01/24 .......       9,175,000          9,600,445
        Fashion Institute of Technology Student Housing Corp., FGIC Insured, 5.00%, 7/01/29 ....       9,700,000          9,862,087
        Fashion Institute of Technology Student Housing Corp., FGIC Insured, 5.125%, 7/01/34 ...      15,000,000         15,405,000
        Fordham University, Refunding, MBIA Insured, 5.00%, 7/01/28 ............................       5,000,000          5,149,300
        Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 .........       5,000,000          5,350,250
        Interfaith Medical Center, Series D, 5.40%, 2/15/28 ....................................      14,000,000         14,459,480
        Ithaca College, AMBAC Insured, 5.25%, 7/01/26 ..........................................       2,000,000          2,071,400
        Long Island University, 5.125%, 9/01/23 ................................................       1,800,000          1,859,400
        Long Island University, 5.25%, 9/01/28 .................................................       1,500,000          1,547,100
        Long Island University, Pre-Refunded, 6.25%, 9/01/23 ...................................       5,495,000          5,773,926
        Mental Health Facilities Improvement, Series B, 5.00%, 2/15/28 .........................       9,195,000          9,234,722
        Mental Health Facilities Improvement, Series B, 5.00%, 2/15/33 .........................      35,000,000         34,997,550
        Mental Health Services Facilities Improvement, Series B, MBIA Insured, 6.00%, 2/15/25 ..         640,000            709,331
        Mental Health Services Facilities Improvement, Series B, MBIA Insured, 6.00%, 2/15/30 ..         565,000            621,997
        Mental Health Services Facilities Improvement, Series B, MBIA Insured, 5.25%, 8/15/31 ..       6,025,000          6,206,172
        Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
         6.00%, 2/15/25 ........................................................................       5,460,000          6,265,623
        Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
         6.00%, 2/15/30 ........................................................................       4,300,000          4,934,465
        Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
         5.25%, 8/15/31 ........................................................................       3,975,000          4,452,556
        Mental Health Services Facilities Improvement, Series D, FSA Insured, 5.50%, 2/15/21 ...         120,000            130,104
        Mental Health Services Facilities Improvement, Series D, FSA Insured, 5.50%, 8/15/21 ...         250,000            271,050
        Mental Health Services Facilities Improvement, Series D, FSA Insured, 5.25%, 8/15/30 ...         540,000            554,391
        Mental Health Services Facilities Improvement, Series D, FSA Insured, Pre-Refunded,
         5.50%, 2/15/21 ........................................................................       1,015,000          1,146,422
        Mental Health Services Facilities Improvement, Series D, FSA Insured, Pre-Refunded,
         5.50%, 8/15/21 ........................................................................       2,065,000          2,332,376
        Mental Health Services Facilities Improvement, Series D, FSA Insured, Pre-Refunded,
         5.25%, 8/15/30 ........................................................................       4,460,000          4,979,501
        Mental Health Services Facilities Improvement, Series D, MBIA Insured, 5.00%, 8/15/17 ..      22,985,000         24,111,035


26 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New York State Dormitory Authority Revenues, (cont.)
        Mental Health Services Facilities Improvement, Series D, MBIA Insured, Pre-Refunded,
         5.00%, 8/15/17 ........................................................................    $     15,000      $      16,482
        Mental Health Services, Refunding, Series A, 5.75%, 2/15/27 ............................         300,000            314,415
        Mental Health Services, Series A, 5.75%, 8/15/22 .......................................          35,000             37,208
        Mental Health Services, Series A, Pre-Refunded, 5.75%, 8/15/22 .........................       1,355,000          1,483,535
        Mental Health Services, Series A, Pre-Refunded, 5.75%, 2/15/27 .........................       9,070,000          9,930,380
        Mental Health, Pre-Refunded, 6.00%, 8/15/21 ............................................       1,600,000          1,760,304
        Mental Health, Refunding, Series D, 6.00%, 8/15/21 .....................................         185,000            200,311
        Mental Health, Series B, 5.75%, 8/15/12 ................................................       2,140,000          2,317,320
        Mental Health, Series B, Pre-Refunded, 5.75%, 8/15/12 ..................................          25,000             27,343
    (a) Montefiore Hospital, FGIC Insured, 5.00%, 8/01/29 ......................................       6,000,000          6,056,760
        New School University, MBIA Insured, 5.00%, 7/01/31 ....................................       2,500,000          2,525,000
        New York Hospital Medical Center, AMBAC Insured, 5.60%, 2/15/39 ........................       4,900,000          5,195,372
        New York University, Series 2, AMBAC Insured, 5.00%, 7/01/26 ...........................       3,500,000          3,576,580
        New York University, Series 2, AMBAC Insured, 5.00%, 7/01/31 ...........................       5,000,000          5,050,000
        New York University, Series A, FGIC Insured, 5.00%, 7/01/34 ............................      15,200,000         15,407,328
        North Shore L.I. Jewish Group, 5.50%, 5/01/33 ..........................................       2,500,000          2,591,800
        Nursing Home, Arden Hill, FHA Insured, Pre-Refunded, 5.85%, 8/01/26 ....................       4,280,000          4,662,846
        Nursing Home, Center for Nursing, FHA Insured, 5.55%, 8/01/37 ..........................       8,435,000          8,761,688
        Nursing Home, St. John's Health Care Corp., Refunding, FHA Insured, 6.25%, 2/01/36 .....      31,670,000         33,318,740
        Nursing Home, Wesley Garden, FHA Insured, 6.125%, 8/01/35 ..............................       2,000,000          2,130,400
        Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ...............................       2,000,000          2,144,980
        Rockefeller University, Series A1, 5.00%, 7/01/32 ......................................      11,500,000         11,680,780
        Second Hospital, St. Clare's Hospital, Series B, 5.40%, 2/15/25 ........................       6,500,000          6,716,320
        Skidmore College, FGIC Insured, 5.00%, 7/01/33 .........................................       6,565,000          6,644,502
        St. Agnes Hospital, Series A, 5.40%, 2/15/25 ...........................................       2,000,000          2,000,000
        St. Francis Hospital, Series A, MBIA Insured, 5.50%, 7/01/29 ...........................       1,000,000          1,056,300
        St. Johns University, MBIA Insured, 5.25%, 7/01/25 .....................................       5,770,000          6,003,223
        St. Johns University, Series A, MBIA Insured, 5.25%, 7/01/25 ...........................       5,310,000          5,597,961
        St. Lukes Home Residential Health, Series A, FHA Insured, 6.375%, 8/01/35 ..............       5,200,000          5,403,788
        State Rehabilitation Association, Series A, AMBAC Insured, 5.00%, 7/01/23 ..............       1,725,000          1,794,466
        State University Adult Facility, Series B, Pre-Refunded, 5.375%, 5/15/23 ...............       9,500,000         10,702,130
        State University Educational Facilities, Refunding, 5.00%, 5/15/17 .....................       3,600,000          3,718,656
        The Highlands Living, FHA Insured, 6.60%, 2/01/34 ......................................       3,365,000          3,452,322
        Upstate Community Colleges, Series A, 5.00%, 7/01/19 ...................................       7,230,000          7,491,437
        Upstate Community Colleges, Series A, 5.00%, 7/01/28 ...................................      25,675,000         25,831,104
        Upstate Community Colleges, Series A, Pre-Refunded, 6.00%, 7/01/22 .....................       7,000,000          7,785,820
        Upstate Community Colleges, Series A, Pre-Refunded, 6.125%, 7/01/27 ....................      11,845,000         13,211,676
        W.K. Nursing Home Corp., FHA Insured, 6.05%, 2/01/26 ...................................       6,800,000          7,196,372
        Yeshiva University, AMBAC Insured, 5.125%, 7/01/29 .....................................      13,260,000         13,679,812
        Yeshiva University, AMBAC Insured, 5.125%, 7/01/34 .....................................      23,510,000         24,144,770
    New York State Energy Research and Development Authority Electric Facilities Revenue,
      Consolidated Edison Project, Refunding, Series A, 6.10%, 8/15/20 .........................      11,820,000         12,272,942
    New York State Energy Research and Development Authority PCR,
      Niagara Mohawk Power Project, Refunding, Series A, AMBAC Insured, 5.15%, 11/01/25 ........      20,000,000         20,562,800
    New York State Environmental Facilities Corp. PCR, State Water, Series E, 6.875%, 6/15/14 ..       1,190,000          1,210,468


                                                          Semiannual Report | 27

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
        Revolving Funds,
        Pooled Financing, Series B, 5.25%, 5/15/31 .............................................    $  9,595,000      $   9,928,618
        Series C, 5.25%, 6/15/31 ...............................................................      37,600,000         38,922,016
    New York State HFA State Personal Income Tax Revenue, Economic Development and Housing,
        Series A,
        5.125%, 9/15/28 ........................................................................      12,425,000         12,705,929
        5.00%, 3/15/33 .........................................................................       7,000,000          7,046,690
    New York State HFA, Service Contract Obligation Revenue,
        Series A, 6.50%, 3/15/24 ...............................................................         330,000            338,276
        Series A, 6.50%, 3/15/25 ...............................................................         860,000            904,049
        Series A, 6.00%, 3/15/26 ...............................................................         970,000          1,035,165
        Series A, Pre-Refunded, 6.375%, 9/15/15 ................................................       4,430,000          4,920,179
        Series A, Pre-Refunded, 6.50%, 3/15/25 .................................................      10,410,000         10,979,427
        Series A, Pre-Refunded, 6.00%, 3/15/26 .................................................      15,755,000         17,127,891
        Series A-2003, 6.375%, 9/15/15 .........................................................          30,000             31,510
        Series A-2003, Pre-Refunded, 6.375%, 9/15/15 ...........................................         540,000            569,014
        Series C, 6.30%, 3/15/22 ...............................................................       1,950,000          1,956,747
        Series C, 5.50%, 3/15/25 ...............................................................      17,015,000         17,669,397
    New York State HFAR,
        Children's Rescue Fund Housing, Series A, 7.625%, 5/01/18 ..............................       4,715,000          4,730,465
        Health Facilities of New York City, Refunding, Series A, 6.00%, 11/01/08 ...............       2,400,000          2,540,088
        Health Facilities of New York City, Series A, 6.00%, 5/01/07 ...........................      11,200,000         11,908,624
        Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15 ............      22,910,000         24,079,097
        Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20 ...........      28,445,000         29,977,901
        MFH, Second Mortgage Program, Series E, 6.75%, 8/15/25 .................................       2,815,000          2,820,630
        MFM Housing, Refunding, Series A, FHA Insured, 7.00%, 8/15/22 ..........................       2,295,000          2,299,728
        MFM Housing, Refunding, Series C, FHA Insured, 6.45%, 8/15/14 ..........................         810,000            811,507
        MFM, Refunding, Series B, AMBAC Insured, 6.35%, 8/15/23 ................................       7,000,000          7,159,740
        MFM, Refunding, Series C, FHA Insured, 6.50%, 8/15/24 ..................................       5,535,000          5,546,900
        MFM, Second Mortgage Program, Series D, 6.25%, 8/15/23 .................................       2,500,000          2,504,875
        MFM, Series B, AMBAC Insured, 6.25%, 8/15/14 ...........................................         525,000            534,712
    New York State Local Government Assistance Corp. Revenue,
        Refunding, Series B, MBIA Insured, 4.875%, 4/01/20 .....................................       4,080,000          4,201,298
        Series A, 6.00%, 4/01/24 ...............................................................      11,200,000         11,574,192
    New York State Medical Care Facilities Finance Agency Revenue,
        Hospital and Nursing Home, Mortgage Revenue, Refunding, Series B, FHA Insured,
        6.25%, 2/15/25 .........................................................................       2,635,000          2,745,723
        Hospital and Nursing Home, Mortgage Revenue, Refunding, Series B, FHA Insured,
         6.25%, 2/15/35 ........................................................................       4,745,000          4,945,429
        Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.30%, 8/15/23 .....       9,000,000          9,086,040
        Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.25%, 2/15/27 .....      12,235,000         12,472,726
        Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.375%, 8/15/33 ....       7,940,000          8,017,018
        Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.50%, 2/15/34 .....       5,280,000          5,399,962
        Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, Pre-Refunded,
         6.20%, 2/15/28 ........................................................................      26,910,000         27,660,789
        Hospital and Nursing Home, Mortgage Revenue, Series C, FHA Insured, 6.20%, 8/15/23 .....      21,540,000         22,674,081
        Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.80%, 8/15/24 ...............       3,200,000          3,295,232


28 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New York State Medical Care Facilities Finance Agency Revenue,(cont.)
        Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 ...............    $  5,125,000      $   5,274,445
        Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.90%, 8/15/34 ...............      31,210,000         32,144,740
        Mortgage Revenue Project, Series A, FHA Insured, 6.50%, 2/15/35 ........................       3,515,000          3,613,315
        Mortgage Revenue Project, Series B, FHA Insured, 6.15%, 2/15/35 ........................       2,200,000          2,256,496
        Mortgage Revenue Project, Series C, FHA Insured, 6.375%, 8/15/29 .......................       9,675,000          9,917,746
        Mortgage Revenue Project, Series D, FHA Insured, 6.20%, 2/15/35 ........................       6,250,000          6,508,688
        Mortgage Revenue Project, Series E, FHA Insured, 6.375%, 2/15/35 .......................      13,200,000         13,769,844
        Mortgage Revenue Project, Series F, FHA Insured, Pre-Refunded, 6.30%, 8/15/25 ..........      16,400,000         17,214,260
        Mortgage Revenue Project, Series F, FHA Insured, Pre-Refunded, 6.375%, 8/15/34 .........      21,050,000         22,105,868
        Second Mortgage, Health Care Project Revenue, Series B, 6.35%, 11/01/14 ................       1,315,000          1,318,564
        Secured Hospital Revenue, Series A, 6.25%, 2/15/24 .....................................      16,770,000         17,095,841
        Security Mortgage Program Revenue, Adult Day Care, 6.375%, 11/15/20 ....................      18,930,000         19,814,599
        Series A, FHA Insured, 7.45%, 8/15/31 ..................................................       4,660,000          4,669,879
        Series A, FHA Insured, Pre-Refunded, 6.125%, 2/15/15 ...................................         840,000            895,835
        Series A, FHA Insured, Pre-Refunded, 6.125%, 2/15/15 ...................................       5,140,000          5,274,925
    New York State Mortgage Agency Revenue, Homeowners Mortgage, Series 61,
      5.90%, 4/01/27 ...........................................................................       4,040,000          4,145,484
    New York State Municipal Bond Bank Agency School Purpose Revenue, Series C,
        5.25%, 6/01/21 .........................................................................       5,110,000          5,426,258
        5.25%, 12/01/21 ........................................................................       8,025,000          8,521,667
        5.25%, 6/01/22 .........................................................................       3,400,000          3,593,120
        5.25%, 12/01/22 ........................................................................       5,000,000          5,284,000
        5.00%, 6/01/23 .........................................................................       5,925,000          6,044,152
        5.00%, 12/01/23 ........................................................................       3,000,000          3,060,330
    New York State Municipal Bond Bank Agency Special Program Revenue, Buffalo, Series A,
      AMBAC Insured, 5.25%, 5/15/31 ............................................................       4,145,000          4,277,474
    New York State Power Authority Revenue, Series A, 5.25%,
        11/15/30 ...............................................................................       2,000,000          2,074,320
        11/15/40 ...............................................................................       9,000,000          9,254,070
    New York State Thruway Authority Revenue, State Personal Income Tax, Transportation,
      Series A, 5.00%, 3/15/22 .................................................................      14,270,000         14,860,921
    New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
        AMBAC Insured, Pre-Refunded, 5.375%, 4/01/19 ...........................................      10,555,000         11,915,012
        Pre-Refunded, 6.25%, 4/01/14 ...........................................................      23,970,000         24,790,253
        Pre-Refunded, 5.75%, 4/01/19 ...........................................................      30,000,000         34,111,500
    New York State Tollway Authority General Revenue,
        Refunding, Series E, FGIC Insured, 5.00%, 1/01/25 ......................................       6,500,000          6,651,775
        Series D, 5.25%, 1/01/21 ...............................................................      41,675,000         44,184,252
        Series D, 5.375%, 1/01/27 ..............................................................      10,975,000         11,382,502
    New York State Tollway Authority Highway and Bridge Trust Fund Revenue,
        Refunding, Series C, AMBAC Insured, 5.00%, 4/01/19 .....................................      20,000,000         21,128,200
        Refunding, Series C, AMBAC Insured, 5.00%, 4/01/20 .....................................      18,835,000         19,848,700
        Series A, FGIC Insured, 5.00%, 4/01/17 .................................................       9,000,000          9,448,020
        Series A, FGIC Insured, 5.00%, 4/01/20 .................................................       2,500,000          2,629,725
        Series A, FGIC Insured, 5.00%, 4/01/21 .................................................       2,500,000          2,613,650
        Series B, MBIA Insured, 4.75%, 4/01/18 .................................................      12,465,000         12,957,617
        Series B, MBIA Insured, 4.875%, 4/01/19 ................................................      10,290,000         10,729,074


                                                          Semiannual Report | 29

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New York State Tollway Authority Highway and Bridge Trust Fund Revenue, (cont.)
        Series B, MBIA Insured, 4.90%, 4/01/20 .................................................    $ 10,000,000      $  10,399,200
        Series B-1, FGIC Insured, 5.75%, 4/01/15 ...............................................       2,000,000          2,244,920
        Series B-1, FGIC Insured, 5.75%, 4/01/16 ...............................................       2,000,000          2,242,840
    New York State Urban Development Corp. Revenue,
        Cornell Center Project, 6.00%, 1/01/14 .................................................       4,075,000          4,089,181
        Correctional Capital Facilities, Series 7, Pre-Refunded, 5.70%, 1/01/16 ................       3,000,000          3,269,400
        Correctional Capital Facilities, Series 7, Pre-Refunded, 5.70%, 1/01/27 ................      10,000,000         10,898,000
        Correctional Facilities Service Contract, Series A, Pre-Refunded, 5.00%, 1/01/28 .......      14,000,000         15,337,980
        Correctional Facilities Service Contract, Series B, Pre-Refunded, 5.00%, 1/01/25 .......      21,055,000         23,187,240
        Correctional Facilities Service Contract, Series C, AMBAC Insured, Pre-Refunded,
         6.00%, 1/01/29 ........................................................................      34,135,000         38,904,342
        Correctional Facilities Service Contract, Series D, FSA Insured, Pre-Refunded,
         5.25%, 1/01/30 ........................................................................      10,000,000         11,159,000
        Correctional, Series A, MBIA Insured, 5.00%, 1/01/18 ...................................       8,775,000          9,228,931
        Correctional, Series A, MBIA Insured, Pre-Refunded, 5.00%, 1/01/18 .....................       3,225,000          3,533,213
        Onondaga County Convention Project, Refunding, 6.25%, 1/01/20 ..........................      28,325,000         29,873,528
        Personal Income Tax, Series C-1, 5.00%, 3/15/25 ........................................       3,225,000          3,310,559
        Personal Income Tax, Series C-1, FGIC Insured, 5.00%, 3/15/28 ..........................       4,900,000          4,999,568
        Personal Income Tax, State Facilities, Series A, 5.25%, 3/15/32 ........................      20,000,000         20,546,200
        State Personal Income Tax, Series B Empire State, 5.125%, 3/15/29 ......................       9,000,000          9,184,950
        State Personal Income Tax, Series B Empire State, MBIA Insured, 5.00%, 3/15/33 .........      11,010,000         11,128,247
        Youth Facilities, Pre-Refunded, 6.00%, 4/01/15 .........................................       8,500,000          8,783,985
    Niagara Falls City School District COP, High School Facilities, 5.375%, 6/15/28 ............       5,000,000          5,106,500
    Niagara Falls Public Water Authority Revenue, Series A, MBIA Insured, 5.00%, 7/15/34 .......       9,000,000          9,099,990
    Oneida-Herkimer Solid Waste Management Authority Solid Waste System Revenue, Refunding,
        6.65%, 4/01/05 .........................................................................       1,115,000          1,130,008
        6.75%, 4/01/14 .........................................................................         655,000            663,849
    Otsego County IDA Civic Facility Revenue, Hartwick College Project, Series A, Pre-Refunded,
      5.50%, 7/01/19 ...........................................................................       3,400,000          3,823,266
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
      5.50%, 7/01/36 ...........................................................................      10,000,000         10,615,800
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
        Series A, 5.00%, 7/01/38 ...............................................................      12,000,000         12,028,440
        Series Y, 5.00%, 7/01/36 ...............................................................       4,000,000          4,017,320
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
      MBIA Insured, Pre-Refunded, 5.00%, 8/01/31 ...............................................       4,000,000          4,431,200
    Rensselaer Municipal Leasing Corp. Leasehold Mortgage Revenue, Rensselaer County
        Nursing Home, Series A, 6.90%, 6/01/24 .................................................      10,000,000         10,180,300
        Series B, 6.90%, 6/01/24 ...............................................................       3,345,000          3,405,310
    Sachem Central School District Holbrook GO, Series B, MBIA Insured, 5.00%,
        10/15/27 ...............................................................................       3,885,000          3,996,888
        10/15/28 ...............................................................................       2,000,000          2,053,200
(a) Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%, 10/15/32 .........      98,975,000        100,432,902
    St. Lawrence County IDA Civic Facility Revenue, Clarkson University Project, Series A,
      5.50%, 7/01/29 ...........................................................................       6,000,000          6,251,460
    Suffolk County Judicial Facilities Agency Service Agreement Revenue,
      John P. Cohalan Complex, AMBAC Insured, 5.00%, 4/15/16 ...................................       2,720,000          2,878,848


30 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Syracuse IDA Civic Facility Revenue, Crouse Health Hospital Inc., Project A,
        5.25%, 1/01/16 .........................................................................    $  4,000,000      $   3,149,040
        5.375%, 1/01/23 ........................................................................       4,760,000          3,492,650
    Tompkins County IDAR Civic Facility, Cornell University, Pre-Refunded, 5.75%, 7/01/30 ......       7,510,000          8,622,682
    Triborough Bridge and Tunnel Authority Revenues,
        General Purpose, Refunding, Series A, 5.00%, 1/01/27 ...................................      34,500,000         35,011,980
        General Purpose, Refunding, Series A, 5.00%, 1/01/32 ...................................      40,450,000         40,687,846
        General Purpose, Refunding, Series B, 5.125%, 11/15/29 .................................      17,175,000         17,528,462
        General Purpose, Refunding, Series B, 5.00%, 11/15/32 ..................................      10,000,000         10,064,900
        General Purpose, Refunding, Series B, MBIA Insured, 5.00%, 11/15/27 ....................      10,000,000         10,216,800
        General Purpose, Series A, 5.125%, 1/01/31 .............................................      24,310,000         24,720,110
        General Purpose, Series A, FGIC Insured, 5.00%, 1/01/32 ................................      14,215,000         14,357,861
        General Purpose, Series B, MBIA Insured, Pre-Refunded, 5.20%, 1/01/27 ..................       4,110,000          4,554,086
        General Purpose, Series B, Pre-Refunded, 5.20%, 1/01/27 ................................      15,000,000         16,620,750
        General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30 ................................      32,185,000         35,909,126
        Refunding, MBIA Insured, 5.00%, 11/15/26 ...............................................      10,000,000         10,256,900
        Refunding, MBIA Insured, 5.00%, 11/15/32 ...............................................      22,875,000         23,128,684
        Series A, MBIA Insured, 5.00%, 1/01/32 .................................................      24,000,000         24,241,200
        Subordinate Bonds, AMBAC Insured, 5.00%, 11/15/28 ......................................      15,000,000         15,325,350
    TSASC Inc. New York Revenue, Tobacco Flexible Amortization Bonds, Series 1, 6.25%,
        7/15/27 ................................................................................      35,000,000         35,194,250
        7/15/34 ................................................................................      40,000,000         40,316,000
    United Nations Development Corp. Revenue, senior lien, Refunding, Series A, 5.25%,
        7/01/23 ................................................................................       2,500,000          2,578,600
        7/01/25 ................................................................................       2,000,000          2,054,160
    Utica IDA Civic Facility Revenue, Munson-Williams-Proctor Institute,
        5.40%, 7/15/30 .........................................................................       1,000,000          1,052,170
        Series A, 5.50%, 7/15/29 ...............................................................       9,915,000         10,470,637
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
        10/01/15 ...............................................................................       2,500,000          2,634,975
        10/01/18 ...............................................................................       2,500,000          2,608,825
    Warren and Washington IDA Civic Facility Revenue, Series A, FSA Insured, 5.00%, 12/01/27 ...       8,115,000          8,250,196
    Westchester Tobacco Asset Securitization Corp. Revenue, Capital Appreciation,
      6.75%, 7/15/29 ...........................................................................      15,000,000         15,432,750
    Yonkers GO, Series A, 9.20%, 2/01/05 .......................................................       1,095,000          1,107,023
                                                                                                                      -------------
    TOTAL BONDS (COST $4,504,985,111)...........................................................                      4,791,290,679
                                                                                                                      -------------
    ZERO COUPON BONDS 1.9%
    MTA Service Contract Revenue,
        Commuter Facilities, Refunding, Series 7, 7/01/10 ......................................       7,500,000          6,227,925
        Commuter Facilities, Refunding, Series 7, 7/01/11 ......................................       7,590,000          5,986,764
        Commuter Facilities, Refunding, Series 7, 7/01/13 ......................................       2,065,000          1,481,390
        Transit Facilities, Refunding, Series 7, 7/01/09 .......................................      13,125,000         11,431,875
        Transit Facilities, Refunding, Series 7, 7/01/10 .......................................       9,000,000          7,473,510
        Transit Facilities, Refunding, Series 7, 7/01/12 .......................................      15,380,000         11,562,992
        Transit Facilities, Refunding, Series 7, 7/01/13 .......................................       7,935,000          5,692,410


                                                          Semiannual Report | 31

FRANKLIN NEW YORK TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS (CONT.)
    New York City GO,
        Capital Appreciation, Series A-2, 8/01/10 ..............................................    $  2,690,000    $     2,171,287
        Citysavers, Series B, 8/01/09 ..........................................................       8,875,000          7,542,774
        Citysavers, Series B, 6/01/12 ..........................................................       1,030,000            814,462
        Citysavers, Series B, 12/01/12 .........................................................       1,030,000            794,213
        Citysavers, Series B, 6/01/13 ..........................................................       1,030,000            774,004
        Citysavers, Series B, 12/01/13 .........................................................       1,030,000            753,867
        Citysavers, Series B, 6/01/14 ..........................................................       1,030,000            733,824
        Citysavers, Series B, 12/01/14 .........................................................       1,030,000            714,593
        Citysavers, Series B, 6/01/15 ..........................................................       1,030,000            691,964
        Citysavers, Series B, 12/01/15 .........................................................       1,030,000            676,638
        Citysavers, Series B, 6/01/16 ..........................................................       1,030,000            654,998
        Citysavers, Series B, 12/01/16 .........................................................       1,030,000            640,207
        Citysavers, Series B, 6/01/17 ..........................................................       1,030,000            618,917
        Citysavers, Series B, 12/01/17 .........................................................       1,030,000            604,672
        Citysavers, Series B, 6/01/18 ..........................................................       1,030,000            584,566
        Citysavers, Series B, 12/01/18 .........................................................       1,005,000            557,041
        Citysavers, Series B, 6/01/19 ..........................................................       1,030,000            553,604
        Citysavers, Series B, 12/01/19 .........................................................       1,030,000            540,523
        Citysavers, Series B, 6/01/20 ..........................................................      10,000,000          4,730,500
    Orangetown Housing Authority Housing Facilities Revenue, Senior Housing Center Project,
      Refunding, MBIA Insured, 4/01/30 .........................................................      21,170,000          5,450,005
    Triborough Bridge and Tunnel Authority Revenue, Convention Center Project, Series E,
      1/01/12 ..................................................................................      21,625,000         16,158,417
                                                                                                                    ---------------
    TOTAL ZERO COUPON BONDS (COST $78,779,647)..................................................                         96,617,942
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $4,583,764,758)...........................................                      4,887,908,621
                                                                                                                    ---------------
    SHORT TERM INVESTMENTS .2%

(b) Jay Street Development Corp. Certificates Facility Lease Revenue, Jay Street Project,
      Series A-4, Daily VRDN and Put, 1.64%, 5/01/22 ...........................................         100,000            100,000
(b) Long Island Power Authority Electric System Revenue, Sub Series 2, Daily VRDN and Put,
      1.64%, 5/01/33 ...........................................................................      10,000,000         10,000,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $10,100,000).............................................                         10,100,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $4,593,864,758) 98.9%...............................................                      4,898,008,621
    OTHER ASSETS, LESS LIABILITIES 1.1%.........................................................                         52,103,198
                                                                                                                    ---------------
    NET ASSETS 100.0%...........................................................................                    $ 4,950,111,819
                                                                                                                    ===============

See glossary of terms on page 33.

(a)   See Note 1b regarding securities purchased on a delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


32 | See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

GLOSSARY OF TERMS

AMBAC     - American Municipal Bond Assurance Corp.
COP       - Certificate of Participation
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FSA       - Financial Security Assistance
GO        - General Obligation
HFA       - Housing Finance Authority/Agency
HFAR      - Housing Finance Authority/Agency Revenue
IDA       - Industrial Development Authority/Agency
IDAR      - Industrial Development Authority/Agency Revenue
MBIA      - Municipal Bond Investors Assurance Corp.
MFH       - Multi-Family Housing
MFM       - Multi-Family Mortgage
MTA       - Metropolitan Transit Authority
PCR       - Pollution Control Revenue
PFAR      - Public Financing Authority Revenue
VRDN      - Variable Rate Demand Notes


                                                          Semiannual Report | 33

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2004 (unaudited)

Assets:
   Investments in securities:
     Cost ...................................................   $ 4,593,864,758
                                                                ================
     Value ..................................................     4,898,008,621
   Cash .....................................................            18,029
   Receivables:
     Investment securities sold .............................         7,734,269
     Capital shares sold ....................................         2,937,060
     Interest ...............................................        71,603,095
                                                                ----------------
        Total assets ........................................     4,980,301,074
                                                                ----------------

Liabilities:
   Payables:
     Investment securities purchased ........................        21,493,140
     Capital shares redeemed ................................         5,586,077
     Affiliates .............................................         2,938,042
     Distributions to shareholders ..........................             4,513
   Other liabilities ........................................           167,483
                                                                ----------------
        Total liabilities ...................................        30,189,255
                                                                ----------------
Net assets, at value ........................................   $ 4,950,111,819
                                                                ================
Net assets consist of:
   Undistributed net investment income ......................   $     2,730,945
   Net unrealized appreciation (depreciation) ...............       304,143,863
   Accumulated net realized gain (loss) .....................       (10,817,993)
   Capital shares ...........................................     4,654,055,004
                                                                ----------------
Net assets, at value ........................................   $ 4,950,111,819
                                                                ================


34 | See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
November 30, 2004 (unaudited)

CLASS A:
 Net assets, at value .......................................   $ 4,458,971,393
                                                                ===============
 Shares outstanding .........................................       377,023,758
                                                                ===============
 Net asset value per share(a) ...............................             11.83
                                                                ===============
 Maximum offering price per share
  (net asset value per share / 95.75%) ......................             12.36
                                                                ===============

CLASS B:
 Net assets, at value .......................................   $   231,712,453
                                                                ===============
 Shares outstanding .........................................        19,631,707
                                                                ===============
 Net asset value and maximum offering price per share(a) ....             11.80
                                                                ===============

CLASS C:
 Net assets, at value .......................................   $   234,551,415
                                                                ===============
 Shares outstanding .........................................        19,843,387
                                                                ===============
 Net asset value and maximum offering price per share(a) ....             11.82
                                                                ===============

ADVISOR CLASS:
 Net assets, at value .......................................   $    24,876,558
                                                                ===============
 Shares outstanding .........................................         2,102,551
                                                                ===============
 Net asset value and maximum offering price per share(a) ....             11.83
                                                                ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 35

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF OPERATIONS
for the six months ended November 30, 2004 (unaudited)

Investment income:
 Interest ...................................................   $   127,752,088
                                                                ---------------
Expenses:
 Management fees (Note 3) ...................................        11,269,974
 Distribution fees (Note 3)
  Class A ...................................................         1,941,894
  Class B ...................................................           751,222
  Class C ...................................................           754,521
 Transfer agent fees (Note 3) ...............................         1,113,589
 Custodian fees .............................................            36,314
 Reports to shareholders ....................................            61,563
 Registration and filing fees ...............................            26,754
 Professional fees ..........................................            61,564
 Trustees' fees and expenses ................................            48,816
 Other ......................................................           161,223
                                                                ---------------
      Total expenses ........................................        16,227,434
                                                                ---------------
        Net investment income ...............................       111,524,654
                                                                ---------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from Investments .................         8,045,507
  Net change in unrealized appreciation
   (depreciation) on investments ............................        72,366,613
                                                                ---------------
Net realized and unrealized gain (loss) .....................        80,412,120
                                                                ---------------
Net increase (decrease) in net assets
 resulting from operations ..................................   $   191,936,774
                                                                ===============


36 | See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended November 30, 2004 (unaudited) and the year ended May 31, 2004

                                                 -------------------------------------------
                                                  SIX MONTHS ENDED           YEAR ENDED
                                                 NOVEMBER 30, 2004          MAY 31, 2004
                                                 -------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................   $     111,524,654       $      234,683,169
  Net realized gain (loss) from investments ..           8,045,507                6,798,177
  Net change in unrealized appreciation
   (depreciation) on investments .............          72,366,613             (262,029,310)
                                                 -------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations .............         191,936,774              (20,547,964)
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................        (102,186,692)            (213,303,897)
   Class B ...................................          (4,692,764)              (9,557,046)
   Class C ...................................          (4,678,982)              (9,727,464)
   Advisor Class .............................            (509,216)                (918,996)
                                                 -------------------------------------------
 Total distributions to shareholders .........        (112,067,654)            (233,507,403)
 Capital share transactions: (Note 2)
   Class A ...................................         (42,441,815)            (170,296,090)
   Class B ...................................          (3,682,450)               9,572,486
   Class C ...................................            (198,575)                  94,846
   Advisor Class .............................           2,067,799                5,281,645
                                                 -------------------------------------------
 Total capital share transactions ............         (44,255,041)            (155,347,113)
 Redemption fees .............................                 289                       --
                                                 -------------------------------------------
      Net increase (decrease) in net assets ..          35,614,368             (409,402,480)
Net assets
 Beginning of period .........................       4,914,497,451            5,323,899,931
                                                 -------------------------------------------
 End of period ...............................   $   4,950,111,819       $    4,914,497,451
                                                 ===========================================
Undistributed net investment income
 included in net assets:
 End of period ...............................   $       2,730,945       $        3,273,945
                                                 ===========================================


                     Semiannual Report | See notes to financial statements. | 37

FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide investors with as high a level of income exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market. The Fund utilizes independent pricing services to perform any of the pricing functions under procedures approved by the Board of Trustees. Tax-free bonds may be valued by the pricing services using matrix pricing which considers such factors as prices of comparable quality issues, yield, maturity, coupon, and credit ratings. If events occur that materially affect the values of securities after the prices are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


38 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At November 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                      ----------------------------------------------------------------
                                            SIX MONTHS ENDED                     YEAR ENDED
                                            NOVEMBER 30, 2004                   MAY 31, 2004
                                      ----------------------------------------------------------------
                                          SHARES          AMOUNT            SHARES          AMOUNT
                                      ----------------------------------------------------------------
CLASS A SHARES:
 Shares sold .....................      10,968,311    $ 129,128,922       22,908,833    $ 272,883,264
 Shares issued in reinvestment of
  distributions ..................       5,048,991       59,242,934       10,190,598      121,248,982
 Shares redeemed .................     (19,636,856)    (230,813,671)     (47,486,868)    (564,428,336)
                                      ----------------------------------------------------------------
 Net increase (decrease) .........      (3,619,554)   $ (42,441,815)     (14,387,437)   $(170,296,090)
                                      ================================================================


                                                          Semiannual Report | 39

FRANKLIN NEW YORK TAX-FREE INCOME FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                      ----------------------------------------------------------------
                                            SIX MONTHS ENDED                      YEAR ENDED
                                            NOVEMBER 30, 2004                    MAY 31, 2004
                                      ----------------------------------------------------------------
                                         SHARES           AMOUNT            SHARES          AMOUNT
                                      ----------------------------------------------------------------
CLASS B SHARES:
 Shares sold ....................         799,316     $   9,399,213       3,077,811     $  36,652,099
 Shares issued in reinvestment of
  distributions .................         267,234         3,130,021         540,157         6,416,144
 Shares redeemed ................      (1,381,750)      (16,211,684)     (2,829,226)      (33,495,757)
                                      ----------------------------------------------------------------
 Net increase (decrease) ........        (315,200)    $  (3,682,450)        788,742     $   9,572,486
                                      ================================================================
CLASS C SHARES:
 Shares sold ....................       1,367,440     $  16,143,837       3,848,641     $  45,978,578
 Shares issued in reinvestment of
  distributions .................         265,423         3,114,256         548,293         6,523,046
 Shares redeemed ................      (1,655,501)      (19,456,668)     (4,415,573)      (52,406,778)
                                      ----------------------------------------------------------------
 Net increase (decrease) ........         (22,638)    $    (198,575)        (18,639)    $      94,846
                                      ================================================================
ADVISOR CLASS SHARES:
 Shares sold ....................         567,951     $   6,731,004         817,351     $   9,819,515
 Shares issued in reinvestment of
  distributions .................           1,516            17,863           3,451            41,210
 Shares redeemed ................        (397,196)       (4,681,068)       (385,284)       (4,579,080)
                                      ----------------------------------------------------------------
 Net increase (decrease) ........         172,271     $   2,067,799         435,518     $   5,281,645
                                      ================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of the following entities:

----------------------------------------------------------------------------------------
ENTITY                                                            AFFILIATION
----------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

---------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
---------------------------------------------------------------------------
       .625%            First $100 million
       .500%            Over $100 million, up to and including $250 million
       .450%            Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.


40 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to .10%, .65%, and .65% per year of its average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the period:

Sales charges received................................    $382,484
Contingent deferred sales charges retained............    $201,578

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,113,589, of which $758,782 was paid to Investor Services.

F. OTHER AFFILIATED TRANSACTIONS

Included in professional fees are legal fees of $9,800 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At May 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

 2008 ................................................    $ 3,039,740
 2009 ................................................     14,143,946
                                                          -----------
                                                          $17,183,686
                                                          ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.


                                                          Semiannual Report | 41

FRANKLIN NEW YORK TAX-FREE INCOME FUND

4. INCOME TAXES (CONTINUED)

At November 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments ..................................    $4,592,908,078
                                                          ===============
Unrealized appreciation ..............................    $  310,148,875
Unrealized depreciation ..............................        (5,048,332)
                                                          ---------------
Net unrealized appreciation (depreciation) ...........    $  305,100,543
                                                          ===============

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended November 30, 2004 aggregated $392,958,291 and $451,990,744, respectively.

6. REGULATORY MATTERS

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS

A. INVESTIGATIONS

As part of various investigations by the Securities and Exchange Commission ("SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, Inc. ("NASD") relating to certain practices in the mutual fund industry, including late trading, market timing and market support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees provided documents and information in response to those requests and subpoenas. In addition, the Company responded, and in one instance, is currently responding to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

B. SETTLEMENTS

On August 2, 2004, Franklin Resources, Inc., announced that its subsidiary, Franklin Advisers, Inc. reached an agreement with the SEC that resolved the issues resulting from the SEC's investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of


42 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

6. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS (CONTINUED)

third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statement of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the California Attorney General's Office ("CAGO"), resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. The Company believes that the settlement of the CAGO matter is


                                                          Semiannual Report | 43

FRANKLIN NEW YORK TAX-FREE INCOME FUND

6. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS (CONTINUED)

in the best interest of the Company and its fund shareholders. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Order").

The Company believes that the settlement of this matter is in the best interest of the Company and its fund shareholders. Under the terms of the Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Various subsidiaries of Franklin Resources, Inc., as well as certain funds managed by those subsidiaries, have also been named in multiple lawsuits filed in state courts in Illinois. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


44 | Semiannual Report

FRANKLIN NEW YORK TAX-FREE INCOME FUND

6. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

In addition, the Company, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of the lawsuits are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of the funds' shareholders.


                                                          Semiannual Report | 45

FRANKLIN NEW YORK TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


46 | SEMIANNUAL REPORT

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

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(5),(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(7)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(10)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(7) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8)   Portfolio of insured municipal securities.

(9) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(10) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/04                                          Not part of the semiannual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)                            One Franklin Parkway
       INVESTMENTS                                  San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN NEW YORK
TAX-FREE INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

115 S2004 01/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edith E. Holiday and Harris J. Ashton and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    January 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    January 20, 2005


By /s/Galen G. Vetter
      Chief Financial Officer
Date    January 20, 2005